UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2024

BIOMARIN PHARMACEUTICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26727	68-0397820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 LINDARO STREET

SAN RAFAEL, CALIFORNIA  94901

(Address of principal executive offices, including zip code)

(415) 505-6700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BMRN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously reported, certain current and former officers of BioMarin Pharmaceutical Inc. (the “Company” or “BioMarin”) and certain current and former members of BioMarin’s board of directors have been named as defendants in consolidated stockholder derivative actions pending in the Court of Chancery of the State of Delaware (“Delaware Court of Chancery”), captioned Wang v. Bienaimé, et al., C.A. No. 2023-0058-NAC, and in the United States District Court for the District of Delaware, captioned Tsantes v. Bienaimé, et al., C.A. No. 2023-0569-NAC. The derivative actions in the Delaware Court of Chancery and the federal district court are referred to collectively as the “Derivative Actions.”

On March 27, 2024, the parties in the Derivative Actions signed a Stipulation of Compromise and Settlement (the “Stipulation”) that will resolve the Derivative Actions. The proposed settlement of the Derivative Actions was filed in the Delaware Court of Chancery on March 27, 2024, and is subject to final approval by the Delaware Court of Chancery. On April 9, 2024, the Court granted with modifications the Parties’ Proposed Scheduling Order, requiring the Company to file copies of the Stipulation and Exhibit C to the Stipulation as exhibits to a Current Report on Form 8-K with the Securities and Exchange Commission within 14 days of the order.

Subject to final approval of the settlement by the Delaware Court of Chancery, and in exchange for a release of all derivative claims and dismissal with prejudice of the Derivative Actions, the Company has agreed (i) to implement certain corporate governance reforms as set forth in Exhibit A to the Stipulation, and (ii) not to oppose plaintiffs’ counsels request for a fee award not to exceed $1.25 million.

The foregoing summary description of the Stipulation is qualified in its entirety by the full text of the Stipulation, including all exhibits thereto, a copy of which is filed herewith as Exhibit 99.1.

Use of Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such statements, include, without limitation, those regarding: (i) the Stipulation resolving the Derivative Actions; (ii) the ability to secure approval of the proposed settlement from the Delaware Court of Chancery and to satisfy all conditions of the proposed settlement; and (iii) other statements that are not historical facts, constitute forward looking statements. These forward-looking statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (a) the Stipulation not having the expected impact, including resolving the Derivative Actions; (b) the proposed settlement requiring more activity or expense than expected; (c) the defendants’ ability to overcome any objections or appeals regarding the proposed settlement; and (d) satisfactory resolution of any future litigation or other disagreements with others. Additional information on the above risks and uncertainties and additional risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in BioMarin’s filings and periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors” and elsewhere in such filings and reports, including BioMarin’s annual report on Form 10-K for the year ended December 31, 2023 and future filings and reports by BioMarin. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, BioMarin disclaims any obligation to update these forward-looking statements to reflect future information, events or circumstances.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Stipulation of Compromise and Settlement, dated March 27, 2024

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMARIN PHARMACEUTICAL INC.,
a Delaware corporation

Date: April 23, 2024	By:	/s/ G. Eric Davis
G. Eric Davis
Executive Vice President, Chief Legal Officer